                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                    FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 10, 2000
                                                          ---------------



                          IMTEK OFFICE SOLUTIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     33-24464-NY            11-2958856
---------------------------------    -----------------   ---------------------
  (State or other jurisdiction       (Commission File)   (IRS Employer ID No.)
of incorporation or organization)

     8003 Corporate Drive, Suite C
          Baltimore, Maryland                                      21236
----------------------------------------                        ----------
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (410) 931-2054
                                                     --------------

ITEM 4. Changes in Registrant's Certifying Accountant
        ---------------------------------------------

        (a) Grant Thornton LLP ("Grant Thornton"), by certified mail dated August 10, 2000 and received by the Company on August 14, 2000, notified the Registrant of Grant Thornton's withdrawal and resignation of the Registrant's auditor and certifying accountants. Additionally, Grant Thornton advised that it was withdrawing both the 1999 and 1998 auditor's reports on the Registrant's financial statements, and that these audit reports can no longer be relied upon.

            The auditor's reports for both 1999 and 1998 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. Except to the extent otherwise disclosed herein, there have not been any disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the Registrant's two most recent fiscal years.

            According to the August 10, 2000 letter from Grant Thornton, the prior auditor resigned based on the following: (1) the Company is alleged to have consistently "refused" to furnish Grant Thornton with documentation and information pertinent to the Company's settlement of a lawsuit in April 2000 based on certain diversion of funds; (2) that Grant Thornton learned for the first time on August 3, 2000 of the Company's filing of a Form 8-K on June 1, 2000 with the Securities Exchange Commission (the "Commission") in which the Company stated it is appropriate to restate the 1999 and 1998 financial statements, and that Grant Thornton was not informed or given the opportunity to investigate the factual basis for the Company's conclusion as to the need to restate the 1999 and 1998 financial statements, and therefore was not able to agree or disagree with the Company's judgment about the need to restate the financial statements; and (3) for the reasons alleged, Grant Thornton could not "continue to be associated" with the 1999 and 1998 financial statements and was withdrawing both the auditor's reports for 1999 and 1998 and was resigning as the Company's auditors.

            Contrary to statements made in the Grant Thornton letter dated August 10, 2000, the Company has not refused to furnish Grant Thornton with the information requested relating to the lawsuit settled in April 2000, and Grant Thornton was directly involved in the Company's preparation of the June 1, 2000 Form 8-K filed with the Commission.

        Moreover, the Registrant has not yet made any final determination on whether the above mentioned financial statements need to be restated. The letter to stockholders attached as an exhibit to the Registrant's June 1, 2000 Form 8-K merely noted that the Registrant's belief at the time that restatement would be appropriate. The August 10 Grant Thornton letter was issued only after the Company notified Grant Thornton of disputes the Company has with Grant Thornton's bills for services relating to the prior audits and the services provided in connection with those audits, and these disputes with Grant Thornton presently remain unresolved.

        (b) As of the date of this filing, the Registrant is in the process of looking to engage a new independent accounting firm to serve as the Company's auditor.

            A copy of this filing is being provided to Grant Thornton in accordance with the requirements of Item 304(a)(3) of Regulation S-K.

            Contemporaneously with the filing of this Form 8-K, the Registrant has filed a Form 15 notifying the Commission that pursuant to Section 15(d) of the Exchange Act, the Registrant has not been obligated to make any filings with the Commission from at least July 1, 1997 (the beginning of the registrant's fiscal year which ended June 30, 1998) to the present. Except to the extent described in the Form 15, the Registrant will not be making any further filings with the Commission.

ITEM 5. Other Events.
        ------------

        A copy of the Registrant's letter to stockholders dated August 31, 2000 is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits.
        ---------------------------------

        (c) Exhibits
            --------

            99 Letter to Stockholders dated August 31, 2000.

                                   SIGNATURES
                                   ----------


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in Baltimore, Maryland, on August 31, 2000.

                                         Imtek Office Solutions, Inc.


                                         By: /s/ Brad C. Thompson
                                             _____________________________
                                             Brad C. Thompson
                                             Chief Financial Officer